SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lake Drive, Northfield, Illinois		60093-2753
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2004, Kraft Foods Aviation, LLC (“Kraft”), a wholly owned indirect subsidiary of Kraft Foods Inc., entered into an Assignment and Consent with Altria Corporate Services, Inc. (“ALCS”) and Gulfstream Aerospace Corporation (“Gulfstream”), pursuant to which ALCS assigned to Kraft, and Kraft assumed from ALCS, ALCS’s rights and obligations with respect to Aircraft #2 under a Gulfstream G550 Sales Agreement, dated December 13, 2004, between ALCS and Gulfstream, providing for the purchase and outfitting of two G550 aircraft.

The foregoing description of the Assignment and Consent is qualified in its entirety by reference to the complete terms and conditions of the Assignment and Consent, which is attached as Exhibit 10.20 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

/s/ Marc. S. Firestone
	Name:	Marc S. Firestone
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: December 22, 2004

EXHIBIT INDEX

Exhibit Number	Description

10.20	Assignment and Consent